Exhibit 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Brian Piekos, certify that:

1.          I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Elicio Therapeutics, Inc.; and

2.          Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2024

/s/ Brian Piekos
Brian Piekos
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)